SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 23, 2009

Date of Report

December 18, 2009

(Date of earliest event reported)

GREEN MOUNTAIN RECOVERY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333- 144982	26-0252191
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30 Broad Street, 15th floor, New York, N.Y. 10004

(Address of principal executive offices, including zip code)

212-363-7500

(Registrant’s telephone number, including area code)

___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2009, Masterbeat LLC, a California Limited Liability Company ("MASTER"), all of the holders of MASTER Limited Liability Interests ("HOLDERS") and Green Mountain Recovery, Inc., a Delaware Corporation ("Green Mountain Recovery"), entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), under which Green Mountain Recovery will acquire one-hundred percent (100%) of the issued and outstanding Limited Liability Interests of MASTER in exchange for the issuance of 8,500,00 shares of restricted common stock to HOLDERS. (the "Reorganization").

Item 9.01 Financial Statements and Exhibits

Exhibit

2.1

Agreement and Plan of Reorganization among Masterbeat LLC, all of the holders of MASTER Limited Liability Interests, and Green Mountain Recovery, Inc., dated December 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Mountain Recovery, Inc.

Date: December 23, 2009

By:

/s/ Joseph Levi

Joseph E. Levi

President and Chief Executive Officer

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